ESCROW AGREEMENT

     THE UNDERSIGNED, El Chico Restaurants, Inc., a Texas corporation ("Seller"), and El Chico Holding Company, L.P., a Texas limited partnership ("Buyer"), collectively referred to as the "Undersigned", in order to designate Texas Bank (the "Escrow Agent"), as the escrow agent of the Undersigned for the purposes and upon the terms and conditions herein set forth, do hereby represent and warrant to, and agree with each other and the Escrow Agent, as follows:

     1. Appointment. The Escrow Agent is hereby appointed escrow agent for the Undersigned with respect to the "Escrow Fund" as that term is herein defined.

     2. The Escrow Fund. Concurrently with the execution and delivery hereof, Buyer has delivered to the Escrow Agent in accordance with the terms hereof, the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (which, together with any and all interest or other income earned thereon during the term hereof, is referred to herein as the "Escrow Fund") and direct that it be held and disposed of by the Escrow Agent as herein provided.

     3.   Escrow Agent's Duties and Authority to Act.

     (a) The Escrow Agent must receive written and signed notice (the "Notice") from Buyer, Seller, or both before the Escrow Agent shall have any obligation hereunder to deliver all or any part of the Escrow Fund. The Notice shall request delivery of the Escrow Fund based on the occurrence of one of the following events: (i) the closing of the merger of El Chico Acquisition, Inc., a Texas corporation and wholly-owned subsidiary of Buyer ("Sub"), with and into Seller (the "Closing"); (ii) the failure of the Closing due to a material breach by Buyer of the Agreement and Plan of Merger (the "Agreement") dated as of the date hereof by and among Buyer, Sub, and Seller (including, without limitation, as a result of Buyer's failure to perform its obligations at the Closing because of an inability to obtain financing therefor); or (iii) the cancellation of the Closing due to any reason other than that set forth in
  Section 3(a)(H). Seller shall be entitled to receive the Escrow Fund as liquidated damages as the result of the occurrence of an event described in Section 3(a) (ii). Buyer shall be entitled to receive the Escrow Fund as the result of the occurrence of an event described in Section 3(a)(i) or (iii). Upon receipt of the Notice given by either Buyer or Seller, the Escrow Agent shall as soon as reasonably practicable thereafter send a copy of the Notice to the other party by hand delivery signed for by the other party. Within 48 hours of receipt by the other party of the Notice (the "Objection Period"), the other party may indicate its objection to the delivery of the Escrow Fund pursuant to the Notice either orally or in writing to the Escrow Agent. If the other party fails to object within the Objection Period, then the Escrow Agent is hereby authorized and directed to deliver the Escrow Fund as requested in the Notice. If the other party does object within the Objection Period, then the Escrow Agent shall deliver no part of the Escrow Fund to either party until directed to do so by either a writing signed by both Buyer and Seller or the final order of a court of competent jurisdiction. Upon receipt of such a writing or order, or upon receipt of the Notice if signed by both Buyer and Seller, the Escrow Agent is hereby authorized and directed to deliver the Escrow Fund as directed in such writing, order, or Notice. The Escrow Agent shall as soon as reasonably practicable deliver the entire Escrow Fund to the appropriate party pursuant to this Section 3(a). In the event of objection to the Notice by either Buyer or Seller pursuant to this
  Section 3(a), the party that ultimately receives the Escrow Fund in accordance with this Section 3(a) shall be entitled to receive from the other party, as a reasonable current estimate of the damages to be incurred as a result of the delivery to the Escrow Agent of improper Notice or objection thereto and not as a penalty, an amount equal to 14% per annum of the amount of the Escrow Fund prorated for the number of days between the date of the Notice and the date the Escrow Fund is delivered to the prevailing party.

     (b) The Escrow Agent is authorized and directed by the Undersigned to withhold from the Escrow Fund, prior to distribution of said funds and prior to termination of this Escrow Agreement, reasonable amounts sufficient to compensate it for all costs and expenses imposed upon it as a result of, in connection with, or arising on account of this Escrow Agreement or as a result of litigation or threatened litigation arising on account of this Escrow Agreement and to reimburse it for reasonable attorney's fees, disbursements, expenses, costs and damages, if any, suffered or incurred hereunder.

     (c) If Buyer or Seller terminates the Agreement within 30 days following the date of the Agreement as a result of Buyer's inability to obtain financing for the Closing, then Seller shall be entitled to receive $250,000 of the Escrow Fund as liquidated damages and the remainder of the Escrow Fund shall be distributed to Buyer.

     4. Standards of Care. The Undersigned agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

     (a) The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise.

     (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution thereof, or for the identity or authority of any person executing or depositing it.

     (c) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

     (d) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

     (e) The Escrow Agent shall not be liable for anything it may do or refrain from doing in connection with this Escrow Agreement unless caused by its own negligence, willful misconduct or omission.

     5. Investments. Escrow Agent shall invest the Escrow Fund in U.S. government securities maturing in 30 days or less.

     6. Termination. This Escrow Agreement shall terminate without further action of any party when all of the terms hereof have been fully performed, whereupon Escrow Agent's obligations hereunder shall ten-terminate.

     7. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas (exclusive of the conflict of law provisions thereof) and any action arising out of this Escrow Agreement shall be maintained in any court of competent jurisdiction in Dallas, County, Texas. Buyer, Seller and the Escrow Agent each hereby submit themselves to the jurisdiction of any court of competent jurisdiction of Dallas County, Texas for the purpose of resolving any disputes hereunder.

     8. Notice. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:

     If to Buyer:

          El Chico Holding Company, L.P.
          5956 Sherry Lane
          Suite 1450
          Dallas, Texas 75225
          Attention: John R.W. Cracken

          Copy to:

               Dennis R. Cassell, Esq.
               Cassell & Stone, L.L.P.
               5956 Sherry Lane
               Suite 1400
               Dallas, Texas 75225

               U.S. Restaurant Properties Master L.P.
               5310 Harvest Hill Road
               Suite 270
               Dallas, Texas 75230
               Attention: Fred H. Margolin

               Richard Wilensky, Esq.
               Middleberg, Riddle & Brown
               2323 Bryan Street
               Suite 1600
               Dallas, Texas 75201

     If to Seller:

          El Chico Restaurants, Inc.
          12200 Stemmons Freeway
          Suite I 00
          Dallas, Texas 75234
          Attention: Wallace A. Jones, President

          Copy to:

               Jenkens & Gilchrist, a Professional Corporation
               1445 Ross Avenue
               Suite 3200
               Dallas, Texas 75202
               Attention: Ronald J. Frappier, Esq

     If to the Escrow Agent:

          Texas Bank
          400 Fisk Avenue
          P.O. Box 1429
          Brownwood, Texas 76804

  (or to such other address as may be stated in written notice furnished by any party to the other party), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

                    *   *   *   *   *   *


     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed this 23d day of September, 1997.

                           EL CHICO HOLDING COMPANY, L.P.

                           By:  CRACKEN, HARKEY, STREET & CO.,
                                L.L.C., General Partner


                                By: /sJohn D. Harkey, Jr.
                                    ________________________
                                    John D. Harkey, Jr., Manager


                           EL CHICO RESTAURANTS, INC.



                           By: /s/Wallace A. Jones
                               ---------------------------
                               Print Name: Wallace A. Jones
                               Title:   Executive Vice President


     The Escrow Agent hereby acknowledges receipt of the Escrow Fund and accepts the same subject to the terms and conditions of this Escrow Agreement on this 23' day of September, 1997.


                              TEXAS BANK



                              By: /s/C. Norman Tinkler
                                  ------------------------------
                                  Print Name: Norman Tinkler
                                  Title:   President & CEO